PROSPECTUS AND PROXY STATEMENT -February 1, 1996


        Acquisition of the assets of Calvert U.S. Government Fund
           By and in exchange for shares of Calvert Income Fund
    4550 Montgomery Avenue, Bethesda, Maryland 20814 - (800) 368-2745

         This Prospectus and Proxy Statement relates to the proposed transfer of all the assets and the assumption of certain identified liabilities of the Calvert U.S. Government Fund ("Government Fund") to the Calvert Income Fund ("Income Fund") (collectively, "the Funds") in exchange for like shares of Income Fund. Following the transfer, Income Fund shares will be distributed to shareholders of Government Fund in liquidation of Government Fund, and Government Fund will be dissolved. As a result of the proposed transaction, each shareholder of Government Fund will receive that number of like Income Fund shares equal in value at the date of the exchange to the value of such shareholder's shares of Government Fund. The transaction will occur if shareholders vote in favor of the proposed transfer.

         Income Fund is a series of The Calvert Fund ("Calvert"), which is an open-end management investment company. The net assets of Income Fund were $43,402,592 as of September 30, 1995. Its investment objective is to maximize long-term income, to the extent consistent with prudent investment management and preservation of capital, primarily through investment in investment grade bonds and other income producing securities. Income Fund is non-diversified. Debt securities may be long-term, intermediate-term, short-term, or any combination thereof, depending on the Advisor's evaluation of current and anticipated trends.

         Government Fund is also a series of Calvert, with assets of $9,472,160 as of September 30, 1995. Its investment objective is to seek to provide high current income consistent with safety of principal by investing in a professionally managed portfolio consisting primarily of U.S. Government-backed obligations. There is no limitation on the maturity of obligations in which Government Fund may invest.

         Income Fund and Government Fund both have a 3.75% maximum sales charge for Class A Shares. The sales charge is added to the purchase price of shares, but will not be applied to shares issued in the reorganization (see "Purchase Procedures"). Class C Shares have a level load charged as higher expenses rather than a front-end sales charge. Both funds have distribution plans that permit them to pay certain expenses associated with the distribution of their shares. Calvert Asset Management Company, Inc. ("Advisor") is the investment advisor for both Income Fund and Government Fund.



         This Prospectus and Proxy Statement is expected to be mailed to shareholders of record on or about February 12, 1996.


         This Prospectus and Proxy Statement, which should be retained for future reference, sets forth concisely the information about Income Fund that a prospective investor should know before investing. This Prospectus and Proxy Statement is accompanied by the Prospectus of Income Fund dated January 31, 1996 and is incorporated herein by reference. A Statement of Additional Information dated January 31, 1996 containing additional information has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus and Proxy Statement. A copy of the Statement may be obtained without charge by writing Income Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling (800) 368-2748.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE
FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. WHEN INVESTORS SELL SHARES OF THE FUND, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY PAID.

                                 SUMMARY

         Reasons for the Reorganization. The Board of Trustees of The Calvert Fund (the "Trustees") have been considering the problems inherent in the small size of the Government Fund, and have concluded that by combining the Government Fund into the larger Income Fund, the assets could be more efficiently managed in an effort to reduce expenses and enhance returns. The Income Fund has more than four times the net assets of Government Fund. At fiscal year-end, on September 30, 1995, Income Fund had net assets of $43,402,592, compared to $9,472,160 for Government Fund.

         In evaluating the benefits of the proposed transaction, the Board of Trustees considered the effect of the loss of a portion of the capital loss carryforwards that might be available to Government Fund. It has been determined that the benefits of the proposed reorganization outweigh the uncertain potential detriment resulting from possible constraints in the use of capital loss carryforwards. See "Information about the Reorganization."

         Proposed Transaction. The Trustees have authorized Calvert, on behalf of the funds, to enter into an Agreement and Plan of Reorganization (the "Agreement" or "Plan") providing for the transfer of all the assets and liabilities of Government Fund to Income Fund in exchange for like shares of Income Fund. Following the transfer, Income Fund shares will be distributed to shareholders of Government Fund in liquidation of Government Fund, and Government Fund will be dissolved. As a result of the proposed transaction, each shareholder of Government Fund will receive that number of full and fractional Income Fund shares equal in class and value at the date of the exchange to the class and value of such shareholder's shares of Government Fund. For the reasons stated above, the Trustees, including the independent Trustees, have concluded that the reorganization would be in the best interests of the shareholders of Government Fund and recommend shareholder approval.

         Tax Consequences. The Plan is conditioned upon receipt by Government Fund of an opinion of counsel that no gain or loss will be recognized by Government Fund or Government Fund shareholders as a result of the reorganization. The tax basis of Income Fund shares received by a shareholder will be the same as the tax basis of the shareholder's Government Fund shares. In addition, the tax basis of Government Fund assets in the hands of Income Fund as a result of the reorganization will be the same as the tax basis of such assets in the hands of Government Fund prior to the reorganization. See "Information about the Reorganization."

         Investment Policies. Shareholders should consider the differences in investment policies between Government Fund and Income Fund. While both Funds seek income, the Government Fund pursues high current income, and the Income Fund seeks to maximize long-term income. Thus, the focus of each investment portfolio is different. Government Fund invests primarily in U.S. Government obligations. Income Fund purchases corporate bonds and other income-producing securities, including U.S. Government obligations. See "Comparison of Investment Policies."

         Advisory Fees, Distribution Fees and Expense Ratios. Income
Fund pays the Advisor a fee computed on average daily net assets at an annual rate of 0.70%. Government Fund pays the Advisor a fee computed on average daily net assets at an annual rate of 0.60%. Total Fund Operation Expenses, however, are less for Income Fund and are not expected to increase significantly (see "ProForma" on the next page).

FUND EXPENSES: CURRENT AND PRO FORMA

CURRENT:
A. Shareholder Transaction Costs             Income           Income
                                             Class A          Class C

Maximum Sales Charge on Purchases             3.75%           None
(as a percentage of offering price)
Contingent Deferred Sales Charge              None            None


B. Annual Fund Operating Expenses - Fiscal Year 1995
(as a percentage of average net assets)

Management Fees                               0.70%           0.70%
Rule 12b-1 Service
and Distribution Fees                         0.15%            .90%
All Other Expenses
(after expesnse reimbursements
  or waivers)                                 0.38%           1.64%
Total fund Operating Expeses
(after expense reimbursements or waivers)     1.23%           3.34%


A. Shareholder Transaction Costs              U.S. Government  U.S. Government
                                              Class A          Class C

Maximum Sales Charge on Purchases             3.75%            None
(as a percentage of offering price)
Contingent Deferred Sales Charge              None             None


B. Annual Fund Operating Expenses - Fiscal Year 1995
(as a percentage of average net assets)

Management Fees                               0.60%            0.60%
Rule 12b-1 Service
and Distribution Fees                         0.23%            1.00%
All Other Expenses
(after expense reimbursements
  or waivers)                                 0.77%            1.90%
Total Fund Operating Expenses
(after expense reimbursements
  or waivers)                                 1.60%            3.50%


PRO FORMA:
A. Shareholder Transaction Costs              Income           Income
                                              Class A          Class C

Maximum Sales Charge on Purchases             3.75%            None
(as a percentage of offering price)
Contingent Deferred Sales Charge              None             None


B. Pro Forma Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                             0.70%              0.70%
Rule 12b-1 Service
and Distribution Fees                       0.16%              1.00%
All Other Expenses
(after expense reimbursements
  or waivers)                               0.45%              1.70%
Total Fund Operating Expenses
(after expense reimbursements
  or waivers)                               1.31%              3.40%


C. Example:       You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return;(2) redemption at the end of each period; and (3) for Class A, payment of maximum initial sales charge at time of purchase:

Current           1 Year            3 Years          5 Years          10 Years
Income Fund
Class A           $50               $75              $103               $181
Class C           $34               $103             $174               $363

Government Fund
Class A           $53               $86              $121               $220
Class C           $35               $107             $182               $377

PRO FORMA         1 Year            3 Years          5 Years          10 Years
Income Fund
Class A           $50               $77              $107               $189
Class C           $34               $104             $177               $368

The example, which is hypothetical, should not be considered a representation of past or future expenses. Actual expenses and return may be higher or lower than those shown.

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Funds may bear directly (shareholder transaction costs) or indirectly (annual fund operating expenses).


      A. Shareholder Transaction Costs are charges you pay when you buy or sell shares of a Fund. If you request a wire redemption of less than $1,000, you will be charged a $5 wire fee.

      B. Annual Fund Operating Expenses. Management Fees are paid by the
Funds to Calvert Asset Management Company, Inc. ("Investment Advisor") for managing the Funds' investments and business affairs. The Funds incur Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees and Other Expenses have already been reflected in the Funds' share price and are not charged directly to individual shareholder accounts. If
Management had not paid fees indirectly, the current Other Expenses and Total Fund Operating Expenses for Class A Shares of Income Fund would have been 0.41% and 1.26%, respectively. If Management had not reimbursed or waived fees, for Class C shares of Income Fund, the current Other Expenses and Total Fund Operating Expenses would have been 1.77% and 3.37%, respectively. If Management had not paid fees indirectly, the current Other Expenses and Total Fund Operating Expenses for Class A shares of Government Fund would have been 0.79% and 1.62%, respectively. If Management had not reimbursed or waived fees, for Class C shares of Government Fund, the current Other Expenses and Total Fund Operating Expenses would have been
1.93% and 3.53%, respectively.


      The Fund's Rule 12b-1 fees include an asset-based sales charge. Thus, long-term shareholders in the Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.


         Under the terms of their Distribution Plans, the Funds are permitted to pay annually a percentage of their average daily net assets for certain expenses associated with the distribution of their shares. The maximum percentage allowed by contract is 0.50% and 1.00% for Class A and C Shares of the Income Fund, respectively, and 0.25% and 1.00% for Class A and C Shares of the Government Fund, respectively. Although the Income Fund's maximum annual Rule 12b-1 fee for Class A Shares is 0.50%, the Income Fund currently pays 0.15%. Amounts paid by the funds to the underwriter/distributor, Calvert Distributors, Inc. ("CDI"), under the Class A Distribution Plan are used to pay to dealers and others, including CDI salespersons who service accounts, service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares, and to pay CDI for its marketing and distribution expenses, including, but not limited to, preparation of advertising and sales literature and the printing and mailing of prospectuses to prospective investors. During the fiscal year ended September 30, 1995, Class A Distribution Plan expenses for the Income and Government Funds were 0.15% and 0.23%, respectively. Amounts paid by the funds under the Class C Distribution Plan are currently used by CDI to pay dealers and other selling firms dealer-paid quarterly compensation at an annual rate of up to 0.75%, plus a service fee of up to 0.25%, of the average daily net asset value of each share sold by such others. For the fiscal year ended September 30, 1995, Class C Distribution Plan expenses were 1.00% and 1.00% for the Income and Government Funds, respectively.


FINANCIAL HIGHLIGHTS

The following tables provide information about the financial history of each Fund's Class A and C shares. They express the information in terms of a single share outstanding for the respective Fund throughout each period. The tables have been audited by those independent accountants whose reports are included in the respective Annual Reports to Shareholders of the Funds. The tables should be read in conjunction with the financial statements and their related notes. The current Annual Reports to Shareholders are incorporated by reference into the Statement of Additional Information.


Calvert Income Fund                            Class A Shares
                                               Year Ended
                                               September 30, 1995

Net asset value, beginning of period           $15.68

Income from investment operations
Net investment income                          1.11
Net realized and unrealized gain
(loss) on investments                          1.14
Total from investment operations               2.25

Distributions to shareholders
Dividends from net investment income           (1.11)
Distribution from capital gains                 --
Total Distributions                            (1.11)
Total increase (decrease) in
net asset value                                1.14

Net asset value, end of period                 $16.82

Total return<F4>                               14.90%

Ratio to average net assets:
Net investment income                          6.89%
Total expenses<F5>                             1.26%
Net expenses                                   1.23%
Expenses reimbursed and/or waived              --

Portfolio turnover                             135%

Net assets, end of period (in thousands)       $42,637

Number of shares outstanding
at end of year (in thousands)                  2,535


<F4>Total  return does not reflect  deduction  of Class A front-end  sales charges. Total return prior to 1989 is not audited.
<F5>Effective  September  30, 1995,  this ratio  reflects  total  expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.

===============================================================================
Calvert Income Fund                            Class A Shares
                                               Year Ended
                                               September 30, 1994


Net asset value, beginning of period           $18.41

Income from investment operations
Net investment income                          1.16
Net realized and unrealized gain
(loss) on investments                          (2.42)
Total from investment operations               (1.26)

Distributions to shareholders
Dividends from net investment income           (1.16)
Distribution from capital gains                (.31)
Total Distributions                            (1.47)
Total increase (decrease) in
net asset value                                (2.73)

Net asset value, end of period                 $15.68

Total return<F4>                               (6.94)%

Ratio of expenses to average
net assets                                     1.07%

Ratio of net income to average
net assets                                     6.86%

Increase reflected in above net
investment income ratios due to
expense reimbursement                          --

Portfolio turnover                             34%

Net assets, end of period                      $45,935,905

Number of shares outstanding
at end of period (in thousands)                2,929


<F4>Total  return does not reflect  deduction  of Class A front-end  sales charges. Total return prior to 1989 is not audited.

===============================================================================
Calvert Income Fund
                                               Class A Shares
                                               Year Ended  September 30, 1993

Net asset value, beginning of period           $17.50
Income from investment operations
Net investment income                            1.23
Net realized and unrealized gain
(loss) on investments                             .91
Total from investment operations                 2.14
Distributions to shareholders
Dividends from net investment income           (1.23)
Distribution from capital gains                   --
Total Distributions                            (1.23)
Total increase (decrease) in
net asset value                                  .91

Net asset value, end of period                $18.41

Total return<F5>                               12.47%

Ratio of expenses to average
net assets                                      1.00%

Ratio of net income to average
net assets                                      6.93%

Increase reflected in above net
investment income ratios due to
expense reimbursement                             --

Portfolio turnover                                25%

Net assets, end of period                    $53,134,459

Number of shares outstanding
at end of period (in thousands)                 2,886


<F5>Total  return does not reflect  deduction  of Class A front-end  sales charges. Total return prior to 1989 is not audited.


================================================================================


Calvert Income Fund
                                                 Class A Shares
                                                 Year Ended September 30, 1992

Net asset value, beginning of period                  $16.61

Income from investment operations
Net investment income                                   1.28
Net realized and unrealized gain
(loss) on investments                                    .89
Total from investment operations                        2.17

Distributions to shareholders
Dividends from net investment income                   (1.28)
Distribution from capital gains                          --
Total Distributions                                    (1.28)
Total increase (decrease) in
net asset value                                          .89

Net asset value, end of period                        $17.50

Total return<F5>                                       13.66%

Ratio of expenses to average
net assets                                              1.04%

Ratio of net income to average
net assets                                              7.59%

Increase reflected in above net
investment income ratios due to
expense reimbursement                                    --

Portfolio turnover                                        18%

Net assets, end of period                           $43,494,326

Number of shares outstanding
at end of period (in thousands)                        2,486


<F5>Total  return does not reflect  deduction  of Class A front-end  sales charges. Total return prior to 1989 is not audited.


================================================================================



Calvert Income Fund
                                                Class A Shares
                                                Year Ended September 30, 1991


Net asset value, beginning of period               $15.58

Income from investment operations
Net investment income                                1.31
Net realized and unrealized gain
(loss) on investments                               1.03
Total from investment operations                    2.34

Distributions to shareholders
Dividends from net investment income               (1.31)
Distribution from capital gains                       --
Total Distributions                                (1.31)
Total increase (decrease) in
net asset value                                     1.03

Net asset value, end of period                    $16.61

Total return<F6>                                   15.72%

Ratio of expenses to average
net assets                                          1.08%

Ratio of net income to average
net assets                                          8.22%

Increase reflected in above net
investment income ratios due to
expense reimbursement                                 --

Portfolio turnover                                    27%

Net assets, end of period                        $36,412,545

Number of shares outstanding
at end of period (in thousands)                     2,193

<F6>Total  return does not reflect  deduction  of Class A front-end  sales charges. Total return prior to 1989 is not audited.


================================================================================


Calvert Income Fund
                                               Class A Shares
                                               Year  Ended  September 30, 1990

Net asset value, beginning of period               $16.36

Income from investment operations
Net investment income                               1.36
Net realized and unrealized gain
(loss) on investments                               (.78)
Total from investment operations                     .58

Distributions to shareholders
Dividends from net investment income               (1.36)
Distribution from capital gains                       --
Total Distributions                                (1.36)
Total increase (decrease) in
net asset value                                     (.78)

Net asset value, end of period                    $15.58

Total return<F6>                                    3.63%

Ratio of expenses to average
net assets                                          1.05%

Ratio of net income to average
net assets                                          8.42%

Increase reflected in above net
investment income ratios due to
expense reimbursement                                 --

Portfolio turnover                                     5%

Net assets, end of period                       $32,201,363

Number of shares outstanding
at end of period (in thousands)                    2,066


<F6>Total  return does not reflect  deduction  of Class A front-end  sales charges. Total return prior to 1989 is not audited.

================================================================================


Calvert Income Fund
                                                Class A Shares
                                                Year Ended  September 30, 1989

Net asset value, beginning of period                   $15.70

Income from investment operations
Net investment income                                    1.36
Net realized and unrealized gain
(loss) on investments                                     .71
Total from investment operations                         2.07

Distributions to shareholders
Dividends from net investment income                    (1.41)
Distribution from capital gains                            --
Total  Distributions                                    (1.41)
Total increase (decrease) in
net asset value                                           .66

Net asset value, end of period                         $16.36

Total return<F7>                                       13.48%

Ratio of expenses to average
net  assets                                             1.07%

Ratio of net income to average
net assets                                              8.57%

Increase reflected in above net
investment income ratios due to
expense  reimbursement                                    --

Portfolio  turnover                                      19%

Net assets, end of period                           $22,969,095

Number of shares outstanding
at end of period (in thousands)                        1,404



<F7>Total  return does not reflect  deduction  of Class A front-end  sales charges. Total return prior to 1989 is not audited.


================================================================================


Calvert Income Fund
                                                Class A Shares
                                                Year Ended  September  30,
1988


Net asset value, beginning of period                  $15.29

Income from investment operations
Net investment income                                   1.42
Net realized and unrealized gain
(loss) on investments                                    .71
Total from investment operations                        2.13

Distributions to shareholders
Dividends from net investment income                   (1.42)
Distribution from capital gains                         (.30)
Total Distributions                                    (1.72)
Total increase (decrease) in
net asset value                                          .41

Net asset value, end of period                        $15.70

Total return<F7>                                       14.67%

Ratio of expenses to average
net assets                                               .94%

Ratio of net income to average
net assets                                              9.07%

Increase reflected in above net
investment income ratios due to
expense reimbursement                                    .25%

Portfolio turnover                                        37%

Net assets, end of period                           $20,374,751

Number of shares outstanding
at end of period (in thousands)                        1,298



<F7>Total  return does not reflect  deduction  of Class A front-end  sales charges. Total return prior to 1989 is not audited.


================================================================================


Calvert Income Fund
                                             Class A Shares
                                             Year  Ended   September 30, 1987

Net asset value, beginning of period                 $17.04

Income from investment operations
Net investment income                                  1.51
Net realized and unrealized gain
(loss) on investments                                 (1.61)
Total from investment operations                       (.10)

Distributions to shareholders
Dividends from net investment income                  (1.47)
Distribution from  capital gains                       (.18)
Total Distributions                                   (1.65)
Total increase (decrease) in
net asset  value                                      (1.75)

Net asset value, end of period                       $15.29

Total return<F8>                                       (.84)%

Ratio of expenses to average
net  assets                                             .85%

Ratio of net income to average
net assets                                             9.06%

Increase reflected in above net
investment income ratios due to
expense reimbursement                                   .25%

Portfolio turnover                                       42%

Net assets, end of period                           $20,573,546

Number of shares outstanding
at end of period (in thousands)                        1,345



<F8>Total  return does not reflect  deduction  of Class A front-end  sales charges. Total return prior to 1989 is not audited.


================================================================================


Calvert Income Fund
                                                 Class A Shares
                                                 Year Ended September 30, 1986

Net asset value, beginning of period                  $15.78

Income from investment operations
Net investment income                                   1.57
Net realized and unrealized gain
(loss) on investments                                   1.26
Total from investment operations                        2.83

Distributions to shareholders
Dividends from net investment income                   (1.57)
Distribution from capital gains                          --
Total Distributions                                    (1.57)
Total increase (decrease) in
net asset value                                         1.26

Net asset value, end of period                        $17.04

Total return<F8>                                       18.38%

Ratio of expenses to average
net assets                                               .85%

Ratio of net income to average
net assets                                              9.16%

Increase reflected in above net
investment income ratios due to
expense reimbursement                                    .33%

Portfolio turnover                                        23%

Net assets, end of period                            $21,455,859

Number of shares outstanding
at end of period (in thousands)                         1,259


<F8>Total  return does not reflect  deduction  of Class A front-end  sales charges. Total return prior to 1989 is not audited.

===============================================================================

Calvert Income Fund                                    Class C Shares
                                                       Year Ended
                                                       September 30, 1995


Net asset value, beginning of period                    $15.63

Income from investment operations
Net investment income                                      .81
Net realized and unrealized gain
(loss) on investments                                     1.09
Total from investment operations                          1.90

Distributions to shareholders
Dividends from net investment income                     (.97)
Distribution from capital gains                            --
Total Distributions                                      (.97)
Total increase (decrease) in
net asset value                                           .93

Net asset value, end of period                         $16.56

Total return<F4>                                       12.58%

Ratio to average net assets:
Net investment income                                   4.71%
Total expenses<F5>                                      3.37%
Net expenses                                            3.34%
Expenses reimbursed and/or waived                        .69%

Portfolio turnover                                       135%

Net assets, end of period (in thousands)                $766

Number of shares outstanding
at end of period (in thousands)                           46


<F4>Total  return does not reflect  deduction  of Class A front-end  sales charges. Total return prior to 1989 is not audited.
<F5>Effective  September 30, 1995,  this ratio  reflects  total  expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.

================================================================================



Calvert Income Fund                                    Class C Shares
                                                       From Inception
                                                       (March 1, 1994) To
                                                       September 30, 1994



Net asset value, beginning of period                        $17.35

Income from investment operations
Net investment income                                          .57
Net realized and unrealized gain
(loss) on investments                                        (1.67)
Total from investment operations                             (1.10)

Distributions to shareholders
Dividends from net investment income                          (.62)
Distribution from capital gains                                 --
Total Distributions                                           (.62)
Total increase (decrease) in
net  asset value                                             (1.72)

Net asset value, end of period                              $15.63

Total return<F4>                                             (5.47)%

Ratio of expenses to average
net assets                                                   2.65%(a)

Ratio of net income to average
net assets                                                   5.62%(a)

Increase reflected in above net
investment income ratios due to
expense reimbursement                                        7.29%(a)

Portfolio turnover                                             34%

Net assets, end of period                                 $413,187

Number of shares outstanding
at end of period (in thousands)                                 26


<F4>Total  return does not reflect  deduction  of Class A front-end  sales charges. Total return prior to 1989 is not audited.
(a) Annualized

================================================================================



         Comparative Performance Information. Total return for the Funds' shares for the periods indicated are as follows:

                       Average Annual Total Returns
                   For Periods Ended September 30, 1995

Income Fund                Class A          Class C
One year                   10.59%           One Year          12.58%
Five years                 8.78%            From inception
Ten years                  9.23%            (March 1, 1994)    3.35%

Government Fund            Class A          Class C
One year                   8.13%            One Year          10.21%
Five years                 6.54%            From inception
From inception                              (March 1, 1994)    3.27%
(May 22, 1986)             7.15%

         The total return figures shown above include the effect of the maximum sales charge of 3.75% for Class A Shares, changes in share price, and reinvestment of dividends and distributions. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders.


     Krista, drop in line graph and discussion of performance from annual report here (see marked annual report).


         Purchases. Class A Shares of both Government Fund and Income Fund are sold on a continuous basis at net asset value plus the appropriate sales charge which is subject to reduction by right of accumulation, group purchase, and letter of intent. Employee purchases and certain plans qualified under the Internal Revenue Code may purchase shares with no sales charge, and all Fund shareholders may reinvest dividends without paying a sales charge. Class A Shares issued in the reorganization will not be assessed any sales charge. Class C Shares do not have a front-end sales charge.

                            SALES CHARGE TABLE
                              CLASS A SHARES

                       Income and Government Funds

Amount of                  As a % of       As a % of        Allowed to Dealers
Investment                 offering        net amount       as  a % of offering
                           price           invested         price

Less than $50,000          3.75%            3.90%           3.00%
$50,000 but less
than $100,000              3.00%            3.09%           2.25%
$100,000 but less
than $250,000              2.25%            2.30%           1.75%
$250,000 but less
than $500,000              1.75%            1.78%           1.25%
$500,000 but less
than $1,000,000            1.00%            1.01%           0.80%
$1,000,000 and over        0.00%            0.00%           0.25%*

*For new investments (new purchases but not exchanges) of $1 million or more a broker-dealer will have the choice of being paid a finder's fee by CDI in one of the following methods: (1) CDI may pay broker-dealers, on a monthly basis for 12 months, an annual rate of 0.30%. Payments will be made monthly at the rate of 0.025% of the amount of the investment, less redemptions; or (2) CDI may pay broker-dealers 0.25% of the amount of the purchase; however, CDI reserves the right to recoup any portion of the amount paid to the dealer if the investor redeems some or all of the shares from the fund(s) within thirteen months of the time of purchase.

         The minimum initial investment in each fund is $2,000 and the minimum subsequent investment is $250 (except in the case of certain retirement plans).

         Exchange Privileges. Shareholders of both Government Fund and Income Fund may exchange fund shares for shares of a variety of other Calvert Group funds. Each such exchange represents a sale of fund shares, which may produce a gain or loss for tax purposes. Shares are exchanged into the same class. There is no additional charge for exchanges. Calvert Group discourages frequent exchanges and may prohibit additional purchases of shares by persons who have previously been advised that their frequent use of the exchange privilege is inconsistent with the orderly management of the investment portfolio. Government Fund and Income Fund reserve the right to modify or eliminate this exchange privilege with 60 days' written notice.

         Distribution Procedures. Both Government Fund and Income Fund distribute dividends monthly and pay out their net realized capital gains (if any) once each year. Shareholders of both funds may reinvest distributions. Your existing election in Government Fund with respect to dividends and/or capital gains will be continued with respect to the shares of Income Fund you acquire in connection with the reorganization unless you notify the Fund of a new election.

         Redemption Procedures. At any time and in any amount, shares of Government Fund and Income Fund may be redeemed by submitting a written request by mail. All written orders for redemption, and all accompanying certificates, must be signed by the shareholder and may be required to be signature guaranteed by a commercial bank, savings association, trust company or member firm of any national securities exchange. Further documentation may be required from corporations, fiduciaries, pension plans and institutional investors.

         Shares may also be redeemed by telephone or through brokers. Both funds impose a charge of $5.00 for wire transfers of less than $1,000. Government Fund and Income Fund may, after 30 days' notice, close accounts if the value of shares in the account is reduced by redemptions to less than $1,000, and the investor fails to purchase sufficient additional shares.

COMPARISON OF INVESTMENT POLICIES

         As noted in the "Summary" above, the investment policies of the two funds are different. While both Funds seek income, the Government Fund invests only in U.S. Government-backed obligations to produce high current income. Examples of U.S. Government-backed obligations include mortgage pass-through certificates, such as GNMAs; direct obligations of the United States Treasury, such as U.S. Treasury bills, notes, and bonds; obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities; collateralized mortgage obligations; and U.S. Government-backed obligations subject to repurchase agreements. Income Fund can purchase not only U.S. Government-backed obligations, but also corporate obligations, foreign securities, and other income-producing securities.


         In seeking to maximize long-term income, Income Fund invests
80% of its assets in income-producing corporate obligations and other fixed-income securities. At least 65% of its assets at the date of investment are rated within the four highest grades established by Moody's Investor Services, Inc. ("Moody's"), or by Standard & Poor's Corporation ("S&P") (grades AAA/Aaa through Baa/BBB). The remaining 35% of assets may consist of other debt securities, including bonds rated below Baa/BBB, commonly known as "junk bonds." With lower rated bonds, there is a greater possibility that an adverse change in the financial condition of the issuer may affect its ability to pay principal and interest. In addition, to the extent Income Fund holds such bonds, it may be negatively affected by adverse economic developments, increased volatility or a lack of liquidity.


         Income Fund may also purchase obligations issued or guaranteed as to principal by the U.S. Government or its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and their branches located outside of the U.S. and of U.S. branches of foreign banks, provided that the bank has total assets of at least one billion dollars or the equivalent in other currencies; commercial paper which at the date of investment is rated Prime-2 or better by Moody's, A-2 or better by S&P, or, if not rated, is of comparable quality as determined by the Advisor; and any of the above securities subject to repurchase agreements with recognized securities dealers and banks. Up to 20% of Income Fund's total assets may consist of other debt securities, including securities convertible into or carrying warrants to purchase common stock or other equity securities and income-producing preferred and common stocks.

         Income Fund is a nondiversified fund. There may be risks associated with nondiversification. Specifically, since a relatively high percentage of the assets may be invested in the obligations of a limited number of issuers, the value of the shares may be more susceptible to any single economic, political, or regulatory event than the shares of a diversified fund.

         Income Fund may invest in options and futures to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, or other factors that affect security value. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into currency exchange contracts, or swap agreements, and purchasing indexed securities. Income Fund can use these practices either as substitution or as protection against an adverse move in its portfolio to adjust the risk and return characteristics. If the Advisor judges market conditions incorrectly or employs a strategy that does not correlate well with Income Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed.

INFORMATION ABOUT THE REORGANIZATION


         Plan of Reorganization. The proposed Agreement and Plan of Reorganization (the "Agreement" or "Plan") provides that Income Fund will acquire all the assets and liabilities of Government Fund in exchange for shares of Income Fund on the Closing Date (as defined in Section 2(b) of the Plan). A copy of the Plan is attached as Exhibit A to this Proxy Statement. The value of full and fractional Income Fund shares to be issued to shareholders of Government Fund will equal the value of the shares of Government Fund outstanding immediately prior to the reorganization. Portfolio securities of Government Fund and Income Fund will be valued in accordance with the valuation practices of Income Fund which are described on page 15 of the Income Fund prospectus and on page 13 of its Statement of Additional Information. At the time of the reorganization, Income Fund will assume and pay all of Government Fund's obligations and liabilities. The reorganization will be accounted for by the method of accounting for tax-free reorganizations of investment companies, sometimes referred to as the "pooling without restatement" method. Any reimbursement due from the Advisor to Government Fund under the expense limitation provision will be paid at, or prior to, the closing.


         As soon as practicable after the Closing Date, Government Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the full and fractional shares of Income Fund at an aggregate net asset value equal to the value of the shareholder's investment in Government Fund next determined after the effective time of the transaction. This method of valuation is also consistent with interpretations of Rule 22c-1 under the Investment Company Act of 1940 by the Securities and Exchange Commission's Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of Income Fund in the name of such Government Fund shareholders, each representing the respective pro rata number of full and fractional shares of Income Fund due the shareholder. Certificates representing shares of Government Fund at the Closing Date will represent the shares of Income Fund distributed to the recordholder thereof as a result of the liquidation of Government Fund. New certificates for Income Fund shares will be issued only upon written request, and only upon tender of Government Fund certificates.

         The consummation of the Plan is subject to the conditions set forth in the Agreement. The Plan may be terminated and the reorganization abandoned at any time before or after approval by Government Fund shareholders, prior to the Closing Date by mutual consent of Government Fund and Income Fund, or by either if any condition set forth in the Plan has not been fulfilled or is waived by the party entitled to its benefits. In accordance with the Plan, Government Fund and Income Fund will each be responsible for payment of expenses incurred in connection with the reorganization.

         Description of Income Fund Shares. Full and fractional shares of Income Fund will be issued to Government Fund shareholders per class in accordance with the procedures under the Plan as described above. Each share will be fully paid and nonassessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

         Federal Income Tax Consequences. The Plan is a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code. The Plan is conditioned upon the issuance of an opinion by outside counsel to the Fund, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, current administrative rules and court decisions, for federal income tax purposes: (1) No gain or loss will be recognized by Government Fund or Income Fund upon the transfer of Government Fund assets to, and the assumption of its liabilities by, Income Fund in exchange for Income Fund shares (Section 1032(a)); (2) no gain or loss will be recognized by shareholders of Government Fund upon the exchange of Government Fund shares for Income
Fund shares (Section 361(a)); (3) the basis and holding period immediately after the reorganization for Income Fund shares received by each Government Fund shareholder pursuant to the reorganization will be the same as the basis and holding period of Government Fund shares held immediately prior to the exchange (Section 354, 356); and (4) the basis and holding period immediately after the reorganization of Government Fund assets acquired by Income Fund will be the same as the basis and holding period of such assets of Government Fund immediately prior to the reorganization (Section 362(b), 1223(2)).

         Opinions of counsel are not binding on the Internal Revenue Service or the courts. If the reorganization is consummated but does not qualify as a tax-free reorganization under the Internal Revenue Code, the consequences described above would not be applicable. Shareholders of Government Fund should consult their tax advisors regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the Government Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the reorganization.

         Other Tax Consequences. Many states do not tax income received from U.S. Government obligations. Because of the diversity of Income Fund investments, however, the percentage of income a shareholder receives from U.S. Government obligations may be less than that of Government Fund.

         Effect of the Reorganization on Capital Loss Carryforwards. The following tables provide comparative information regarding realized capital gains and losses and net unrealized appreciation or depreciation of portfolio securities of Income Fund and Government Fund as of September 30, 1995, and the capital loss carryforwards of each at the end of its last fiscal year.

Income Fund

         Capital Loss Carryforward at 9/30/95                  $174,409
         Realized gains (losses) 10/1/94 - 9/30/95            ($197,657)
         Net unrealized appreciation at 9/30/95                $703,207

Government Fund

         Capital Loss Carryforward at 9/30/95                  $424,163
         Realized gains (losses) 10/1/94 - 9/30/95            ($117,178)
         Net unrealized appreciation at 9/30/95                $113,449

         If the reorganization does not occur, Government Fund's capital loss carryforwards should be available to offset any net realized capital gains of Government Fund through 2002 and 2003. It is anticipated that no distributions of net realized capital gains would be made by Government Fund until the capital loss carryforwards expire or are offset by net realized capital gains.

         If the reorganization is consummated, Income Fund will be constrained in the extent to which it can use the capital loss carryforwards of Government Fund because of limitations imposed by the Internal Revenue Code on the occurrence of an ownership change. Income Fund should be able to use in each year a capital loss carryforward in an amount equal to the value of Government Fund on the date of the reorganization multiplied by a long-term tax-exempt rate calculated by the Internal Revenue Service. If the amount of such a loss is not used in one year, it may be added to the amount available for use in the next year. For 1995, the amount of capital loss carryforward that may be used under the formula will be further reduced to reflect the number of days remaining in the year following the date of the reorganization.

         It appears that the anticipated benefits outweigh the uncertain potential detriment resulting from the partial loss of capital loss carryforwards, and the differing consequences of federal and various other income taxation on a distribution received by each shareholder whose tax liabilities (if any) are determined by the net effect of a multitude of considerations that are individual to the shareholder. Government Fund shareholders who need information as to state and local tax consequences, if any, should consult their tax advisors.

         Capitalization. The following table shows the capitalization of Government Fund and Income Fund as of September 30, 1995, and on a pro forma basis as of that date of the proposed acquisition of assets at net asset value:

                                    Government       Income        Pro Forma
Combined*
Net Assets                          $9,472,160       $43,402,592   $52,874,752
Net Asset Value
Per Share, Class A                  $14.61           $16.82        $16.82
Net Asset Value
Per Share, Class C                  $14.49           $16.56        $16.56
Shares Outstanding
Class A                             618,647          2,534,815     3,072,177
Shares Outstanding
Class C                             30,048           46,243        72,535

         *The Pro Forma combined net assets does not reflect adjustments with respect to distributions prior to the reorganization. Total Income Fund Class A shares issued pro forma to Government Fund shareholders would be 537,362 and 26,292 for Class C. For each Class A share of Government Fund shares owned, shareholders of Government Fund would receive pro forma approximately 0.875 Class A shares of Income Fund. For each Class C share of Government Fund shares owned, shareholders of Government Fund would receive pro forma approximately 0.868 Class C shares of Income Fund. The actual exchange ratio will be determined based on the relative net asset value per share on the acquisition date.

 COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

         Both funds are series of the same open-end management investment company that is organized as a Massachusetts trust, and as such share a common Declaration of Trust and Bylaws. After the merger, the operations of the surviving fund will continue to be governed by the Declaration of Trust and Bylaws of Calvert as it now exists.

 INFORMATION ABOUT THE FUNDS


         Information about each fund is included in its separate prospectus, dated January 31, 1996. A copy of the Income Fund Prospectus is included with this proxy statement and incorporated by reference into it. Additional information about Income Fund and Government Fund is included in the Statement of Additional Information, also dated January 31, 1996, which has been filed with the Securities and Exchange Commission and is incorporated by reference in this proxy statement. The audited Annual Reports to Shareholders of each fund are also incorporated by reference into this proxy statement. Copies of the Statement of Additional Information and Annual Reports may be obtained without charge by writing to Income Fund or Government Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling
 (800) 368-2748. Income Fund and Government Fund file proxy material, reports and other information with the Securities and Exchange
 Commission. These reports may be inspected and copied at the Public Reference facilities maintained by the Securities and Exchange
 Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of the material may also be obtained from the Office of Consumer Affairs and Information Services of the Securities and Exchange Commission at prescribed rates.


 OTHER BUSINESS

         The Trustees of the Government Fund do not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

 VOTING INFORMATION


         Proxies from the shareholders of Government Fund are being solicited by the Trustees of Calvert for the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 10:00 a.m. on tuesday, March 26, 1996 or at such later time or date made necessary by adjournment. A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to William M. Tartikoff, Esq., Secretary, 4550
Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Plan. Approval of the Plan will require the affirmative vote of the holders of at least a majority of the outstanding shares of Government Fund entitled to vote at the meeting.


         Proxies are solicited by mail. Additional solicitations may be made by telephone, computer communications, facsimile or other such means, or by personal contact by officers or employees of Calvert Group and its affiliates or by proxy soliciting firms retained for this purpose. Government Fund and Income Fund will each bear their appropriate share of solicitation costs.


         Shareholders of Government Fund of record at the close of business on February 7, 1996 ("record date") are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. The holders of a majority of the shares of Government Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the meeting; however, as noted above, the affirmative vote of the holders of at least a majority of the shares outstanding at the close of business on the record date is required to approve the reorganization. Shareholders are entitled to one vote for each share held. As of September 30, 1995, as shown on the books of Government Fund, there were issued and outstanding 618,647 shares of Government Fund. The votes of the shareholders of Income Fund are not being solicited since their approval or consent is not necessary for this transaction.

         As ofJanuary 31, 1996, the officers and Trustees of Government Fund as a group beneficially owned less than 1% of the outstanding shares of Government Fund. To the best of the knowledge of Government Fund, no shareholder beneficially owned 5% or more of the outstanding shares as of January 31, 1996.


  ADJOURNMENT

         In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies that have voted against any such proposals.

                                                     By Order of the
 Board of Trustees

                                                     William M.
 Tartikoff, Esq.
                                                     Secretary

         The Trustees of The Calvert Fund, Including the Independent Trustees, Recommend a Vote FOR Approval of the Plan.